
OFS

OFS Credit Company, Inc. ("OCCI")

NASDAQ: OCCI (common stock)
NASDAQ: OCCIN and OCCIM (preferred stock)

Investor Presentation
September 2026



Important Disclosures

This presentation and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with OFS Credit Company, Inc. (the "Company" or "OCCI") or any of its affiliates. This presentation is provided for informational purposes only, does not constitute an offer to sell securities of the Company or a solicitation of an offer to purchase any such securities, and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the Securities and Exchange Commission ("SEC"). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

This presentation is solely for the use of the intended recipient(s). The information and its contents are the property of OFS and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company's prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company's investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this presentation will be achieved. An investment in the Company is not appropriate for all investors, is speculative and entails substantial risk. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value, which may increase investors' risk of loss.

Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of dates noted herein. Nothing herein shall be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company's performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither OFS nor the Company provides legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisers regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO collateral managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such. This report does not purport to be complete and no obligation to update or revise any information herein is being assumed.

Information contained on our website is not incorporated by reference into this presentation and you should not consider information contained on our website to be part of this presentation or any other document we file with the SEC.

This presentation contains "forward looking statements" that are subject to risks and uncertainties. Forward-looking statements can be identified by terminology such as "anticipate," "believe," "could," "could increase the likelihood," "estimate," "expect," "intend," "is planned," "may," "should," "will," "will enable," "would be expected," "look forward," "may provide," "would" or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve known and unknown risks, uncertainties and other factors including those risks, uncertainties and factors referred to in the Company's public filings with the SEC. As a result of such risks, uncertainties and factors, actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The Company is providing the information as of this date and assumes no obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

OFS is a brand name and is meant to include Orchard First Source Asset Management Holdings, LLC, ("OFSAM Holdings") and its direct and indirect subsidiaries, including OFS Capital Management, LLC, OFS CLO Management, LLC, OFS CLO Management II, LLC and OFS CLO Management III, LLC, which are registered investment advisers, OFS Capital Corporation, a publicly traded business development company (NASDAQ "OFS"), OFS Credit Company, Inc., a publicly traded registered closed-end fund (NASDAQ "OCCI"), and their predecessor entities.

CIM Assets Owned and Operated (AOO) represents the aggregate assets owned and operated by CIM on behalf of partners (including where CIM contributes alongside for its own account) and co-investors, whether or not CIM has discretion, in each case without duplication.

Please note, changes in global, national, regional or local economic, demographic or capital market conditions (including those caused by the impacts of the ongoing war between Russia and Ukraine, interest rate and inflation rate changes, the escalated armed conflict and heightened regional tensions in the Middle East, activity in South America, instability in the U.S. and international banking systems, the agenda of the U.S. Presidential administration, including the impact of tariff enactment and tax reductions, trade disputes with other countries, the risk of recession or the impact of the prolonged shutdown of U.S. government services and related market volatility) may continue to have a significant negative impact on our business, financial condition, results of operations and cash flows and those of our portfolio companies, including our and their ability to achieve our respective objectives.

OFS®, OFS Capital®, OFS Credit® and HPCI® are registered trademarks of Orchard First Source Asset Management, LLC.

OFS Capital Management™ is a trademark of Orchard First Source Asset Management, LLC. All other trademarks or trade names are the property of their respective owners.

OFS Credit Company (NASDAQ: OCCI)

Overview	» OCCI is a Nasdaq-listed closed-end fund that primarily invests in CLO equity and debt securities » Net Asset Value per common share of $3.32 as of July 31, 2026
Advisor	» OFS was established in 1994 and has $4.1 billion of assets under management[1] » Focused on: (1) structuring and investing in CLO equity and CLO debt; (2) managing CLOs (investing in broadly syndicated loans financed through CLOs); and (3) direct loan origination
Alignment of Interest	» As of July 31, 2026, insiders own ~4.3% of OCCI's common shares
CLOs are an attractive asset class	» Collateralized by floating rate, first lien, senior secured loans to large U.S. based corporations » Diversified by a large number of distinct underlying borrowers across various industry sectors with varying vintages » Financed with matched funding (meaning that investments are planned to correspond to the timing of payments on financing)
Distributions	» Annualized cash distribution rate of $0.60[2, 3, 4] » ~$14.22 of distributions declared since October 2018 IPO[5]

Why OFS and OCCI?

- Long-Standing CLO Manager with Expertise in Structuring CLOs and Investing in the Underlying Corporate Loans
- OFS is an Experienced CLO Equity Investor
- Robust Credit Team with Analyst Coverage of the Senior Secured Loan Market
- OFS has a Strong Balance Sheet and Low Leverage

1. As of June 30, 2026. Includes OFS Capital Management, LLC, and its affiliated registered investment advisers, OFS CLO Management, LLC, OFS CLO Management II, LLC and OFS CLO Management III, LLC. Certain assets under management may be reflected at par.
2. Includes annualized distribution rate on the most recent monthly all-cash distributions of $0.05 declared for each of September 2026, and October 2026. The September 2026 distribution is payable in cash on September 30, 2026, to stockholders of record as of September 15, 2026. The October 2026 distribution is payable in cash on October 30, 2026 to stockholders on record as of October 15, 2026.
3. Based on OCCI's estimated net investment income, as determined in accordance with U.S. generally accepted accounting principles ("GAAP"), for the seven months ended July 31, 2026, OCCI estimates that 77% of calendar year 2026 distributions were from ordinary income and 23% were from return of capital. The Company's fiscal year differs from the calendar year period on which the tax character of distributions is determined for Form 1099-DIV reporting purposes. The ultimate tax character of the Company's distributions cannot be determined until the corresponding tax return is filed. The estimated information provided was determined in accordance with GAAP, which differs from tax-basis principles and regulations, and is not for tax reporting purposes and could differ materially from amounts reported to common shareholders on Form 1099-DIV. Past performance is not indicative of future results, and distributions are not guaranteed.
4. Our Dividend Reinvestment Plan (DRIP) offers our common stockholders the opportunity to receive a 5% discount to the market price per share of common stock at the close of regular trading on The Nasdaq Capital Market on the valuation date fixed by the Board for each distribution (i.e., the payment date).
5. Includes distributions declared for August 2026, September 2026, and October 2026.

OFS CREDIT

Third Fiscal Quarter 2026 Highlights (Unaudited)[1]

- Net investment income ("NII") of $4.2 million, or $0.14 per common share, for the fiscal quarter ended July 31, 2026. This compares to NII of $4.4 million, or $0.15 per common share, for the fiscal quarter ended April 30, 2026. Net Asset Value per common share was $3.32 as of July 31, 2026.
- Core net investment income ("Core NII")[2] of $6.3 million, or $0.21 per common share, for the fiscal quarter ended July 31, 2026. This compares to Core NII of $5.5 million, or $0.19 per common share, for the fiscal quarter ended April 30, 2026.
- During the fiscal quarter ended July 31, 2026, the interest income yield[3] of our investment portfolio, based on average amortized cost, was 11.43%.

	Fiscal Quarter Ended	
	7/31/2026	4/30/2026
Per Common Share:		
Net investment income	$ 0.14	$ 0.15
Net realized loss on investments	(0.08)	(0.26)
Net change in unrealized depreciation on investments	(0.30)	(0.30)
Loss on redemption of preferred stock[4]	—	—
Net earnings (loss)	$ (0.24)	$ (0.41)
Reconciliation of Core NII — Non-GAAP[2]		
Net investment income	$ 0.14	$ 0.15
CLO equity adjustments	0.07	0.04
Core NII	$ 0.21	$ 0.19

- On August 17, 2026, OFS Credit's board of directors declared monthly cash distributions of $0.05 per common share for common stockholders for each of September 2026 and October 2026, which implies an annualized cash distribution rate of 24.4% based on the closing market price of $2.46 per common share on July 31, 2026:

Month	Record Date	Payment Date	Cash Distribution Per Share
September 2026	September 15, 2026	September 30, 2026	$ 0.05
October 2026	October 15, 2026	October 30, 2026	$ 0.05

1. Past performance is not indicative of future results, and distributions are not guaranteed.
2. Core NII is a financial measure calculated and presented on a basis of methodology other than in accordance with GAAP. Core NII represents NII adjusted for differences in applicable cash distributions received on our CLO equity investments and equity-related investments that have not been optionally redeemed relative to income recognized in accordance with GAAP. See slide 18 "Supplemental Schedule - Core Net Investment Income" for additional information.
3. Interest income yield is calculated as total investment income earned on the investment portfolio (excluding idle cash interest income) divided by the average total investments at cost (annualized).
4. For the fiscal quarter ended April 30, 2026, loss on redemption of preferred stock rounds to less than $(0.01) per common share.

OFS Credit Company (NASDAQ: OCCI)

- **We believe CLO equity has the potential to generate higher quarterly cash distributions relative to other high-yielding credit investments**
  - CLOs primarily invest in a diversified pool of loans to large, rated U.S. corporations
    - Generally, first lien senior secured
    - Floating rate loans and liabilities providing natural hedge in a changing rate environment
  - Deep asset class with ~$1.1 trillion of CLOs outstanding[1]
- **Access to infrastructure and resources of large platform**
  - OFS Capital Management is focused on investing in corporate credit and has $4.1 billion in assets under management[2]
  - Senior management has worked together for over 15 years
- **OFS Capital Management is uniquely positioned to manage OFS Credit Company**
  - OFS Capital Management has dual experience as both a CLO equity investor (structuring expertise) and CLO manager (deep knowledge of underlying senior secured corporate loans)
  - OFS has managed CLOs since its inception and has invested approximately $27 billion in more than 16,000 transactions primarily through CLO vehicles[3]

1. Source: BofA Global Research. As of June 30, 2026.
2. As of June 30, 2026. Includes OFS Capital Management, LLC, and its affiliated registered investment advisers, OFS CLO Management, LLC, OFS CLO Management II, LLC and OFS CLO Management III, LLC. Certain assets under management may be reflected at par.
3. As of June 30, 2026. Refers to CLOs that OFS Capital Management managed and OFS CLO Management, OFS CLO Management II, LLC and OFS CLO Management III manage. These CLOs are not held by OFS Credit.

Access to Infrastructure and Resources of Large Platform[1]

- » OFS is part of a group of affiliated firms controlled by Richard Ressler that own, operate and manage approximately $36 billion of real assets and corporate credit
- » Since 1994, OFS Capital Management[2] has invested approximately $27 billion in more than 16,000 transactions and has offices in Chicago, Los Angeles and New York City[3]


Richard S. Ressler
CIM Group
OFS Capital Management
OCV Partners
Real Estate / Infrastructure
$31.8 billion of Assets Owned or Operated4
Corporate Credit
$4.1 billion AUM5
Venture Capital
$138 million AUM6
OFS Credit Company
(NASDAQ: OCCI)

1. Despite Mr. Ressler's involvement in each, none of CIM, OFS, or Orchard Capital Ventures has the benefit of any cross-guarantee. None of these entities are entitled to draw on the capital of any other, and no guarantee of the liabilities of any such entity by any other such entity should be inferred from their relationship.
2. Includes OFSAM Holdings, its predecessor entity, and its direct and indirect subsidiaries.
3. As of June 30, 2026.
4. As of March 31, 2026. See Important Disclosures on page 2.
5. As of June 30, 2026. Certain assets under management may be reflected at par.
6. As of March 31, 2026.

Access to Infrastructure and Resources of Large Platform

- Investing across the U.S. corporate loan market
- Seasoned investment team with diverse skill set - dedicated industry analysts and loan and CLO structuring expertise within the platform

OFS

$4.1 Billion Assets Under Management[1]

Middle Market Lending

- Primarily invests in senior secured, floating rate loans to US based middle-market borrowers
- Publicly traded BDC, OFS Capital Corporation (NASDAQ: "OFS") and non-traded BDC, Hancock Park Corporate Income, Inc.
- SMAs/Sub-advised accounts

Structured Credit Investing

- Structure and invest in CMBS, CLO equity and debt
- Publicly traded closed-end fund, OFS Credit Company, Inc. (NASDAQ: "OCCI")
- SMAs/Sub-advised accounts

Broadly Syndicated Loans

- Primarily Invests in broadly syndicated loans, primarily in the 1st lien, senior secured tranches of the capital structure
- CLOs
- SMAs/Sub-advised accounts

OFS Platforms

BDCs	Closed-End Listed Fund	SMAs/Sub-Advised Accounts	CLO Funds

1. As of June 30, 2026. Includes OFS Capital Management, LLC, and its affiliated registered investment advisers, OFS CLO Management, LLC, OFS CLO Management II, LLC and OFS CLO Management III, LLC. Certain assets under management may be reflected at par.

Portfolio Composition and Years of Reinvestment

Portfolio Composition[1]


1.1%
98.9%
CLO Equity
Other

Years of Reinvestment Period Remaining[2, 3]


40%
35%
30%
25%
20%
15%
10%
5%
0%
Less Than 1 Year4
1-2 Years
2-3 Years
3-4 Years
Greater Than 4 Years

1. Based on fair value as of July 31, 2026.
2. Weighted by fair value as of July 31, 2026. Includes estimated reinvestment end dates for warehouse investments and unsettled trades.
3. The weighted average years of reinvestment period remaining on the investment portfolio is 2.9 years.
4. Includes securities out of reinvestment period.

Portfolio Highlights

	Fiscal Quarter Ended (Unaudited)				
	7/31/2026	4/30/2026	1/31/2026	10/31/2025	7/31/2025
Select Portfolio Funds Roll Data					
Beginning investment balance at cost	$ 301,855,800	$ 331,435,941	$ 325,494,574	$ 333,925,279	$ 310,569,859
Portfolio purchases	887,500	—	15,083,417	7,473,470	41,153,005
Portfolio sales/repayments[1]	(5,770,951)	(28,477,281)	(5,722,390)	(13,615,585)	(15,511,802)
Accretion/amortization[2]	8,784,294	9,328,667	10,442,429	11,352,377	10,847,464
CLO equity waterfall payments	(10,850,889)	(10,431,527)	(13,862,089)	(13,640,967)	(13,133,247)
Ending investment balance at cost	$ 294,905,754	$ 301,855,800	$ 331,435,941	$ 325,494,574	$ 333,925,279

	As of (Unaudited)				
	7/31/2026	4/30/2026	1/31/2026	10/31/2025	7/31/2025
Investment Mix - Based on Fair Value					
CLO equity	$ 179,429,198	$ 193,858,125	$ 222,525,060	$ 241,189,099	$ 256,141,769
CLO debt	—	—	49,720	3,969,642	15,243,823
Loan accumulation facilities	—	1,295,167	11,518,880	9,458,680	6,022,110
Other[3]	2,071,069	2,207,779	1,824,200	1,919,696	2,005,760
Total investments	$ 181,500,267	$ 197,361,071	$ 235,917,860	$ 256,537,117	$ 279,413,462

1. Net of realized gains/(losses) on investments sold or repaid. Includes return of capital distributions received on CLO equity investments which have been optionally redeemed.
2. Includes CLO equity and debt accretion.
3. Represents the fair value of discounted cash flows from fee rebates earned from CLO equity investments.

Debt Capital Summary as of July 31, 2026

Funding Source		Outstanding Par	NASDAQ Ticker	Coupon	Payment Frequency	Optional Redemption Date	Maturity Date
Preferred Stock							
Series E Term Preferred Stock[1]	$	35,000,000	OCCIN	5.250%	Monthly	Callable	December 31, 2026
Series F Term Preferred Stock		29,900,000	OCCIM	7.875%	Monthly	October 31, 2026	October 31, 2029
Series G Term Preferred Stock		25,000,000	N/A	8.000%	Monthly	April 1, 2027	April 1, 2030
Total / Weighted Average Funding	$	89,900,000		6.888%			2.27 years

Preferred Stock Mix by Remaining Legal Term[2]


39%
61%
<1 year
3-5 years

Preferred Stock by Series[2]


28%
39%
33%
Series E Term
Series F Term
Series G Term

1. On August 31, 2026, the Company redeemed $5.0 million of its Series E Term Preferred Stock due December 31, 2026.
2. Percentages may not sum to 100% due to rounding.

Track Record

$14.22 per share in cumulative distributions declared since inception[1]

Annual distribution rate of 18.1%[2]

Cumulative Distributions[1]


$15.00
$13.50
$12.00
$10.50
$9.00
$7.50
$6.00
$4.50
$3.00
$1.50
$-
$4.18
$6.32
$8.52
$10.72
$11.98
$13.36
$14.22
2020
2021
2022
2023
2024
2025
3Q'26
Cumulative Distributions
Distributions Declared

1. Distributions are not guaranteed. Past performance is not indicative of future results. Includes distributions declared for August 2026, September 2026 and October 2026.
2. Calculated by annualizing the most recent monthly all-cash distributions of $0.05 declared on shares of common stock for September 2026 and October 2026, divided by the net asset value per share as of July 31, 2026. Does not include the 5% discount offered though the DRIP program.

Underlying Portfolio Characteristics[1]

Maturity Distribution of Underlying Obligors


35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
0.2%
1.7%
11.6%
12.0%
14.7%
28.7%
21.2%
10.0%
2026
2027
2028
2029
2030
2031
2032
>2032

Spread Distribution of Underlying Obligors


45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
0.3%
14.9%
40.9%
25.5%
10.9%
3.5%
1.0%
0.4%
0.2%
<1%
1-2%
2-3%
3-4%
4-5%
5-6%
6-7%
7-8%
>8%

S&P Rating Distribution of Underlying Obligors


35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
0.9%
0.5%
0.9%
4.1%
8.1%
11.5%
17.4%
31.0%
19.6%
3.8%
1.1%
0.5%
0.2%
BBB+ and higher
BBB
BBB-
BB+
BB
BB-
B+
B
B-
CCC+
CCC
CCC-
CC and lower

1. Source: CLO trustee reports as reported by Intex. Based on the issuers' most recently reported positions and weighted by par value as of July 31, 2026. Percentages may not sum to 100% due to rounding and/or lack of data.

OFS CREDIT

Industry Exposure and Top 10 Obligors[1]

Top 10 Industries of Underlying Obligors	
Moody's Industry Name	7/31/2026 % of Total
Services: Business	11.41%
Banking, Finance, Insurance & Real Estate	10.49%
High Tech Industries	10.47%
Healthcare & Pharmaceuticals	8.62%
Hotel, Gaming & Leisure	5.54%
Construction & Building	4.31%
Chemicals, Plastics & Rubber	3.91%
Services: Consumer	3.53%
Capital Equipment	3.41%
Beverage, Food & Tobacco	3.29%
Total	**64.99%**

Top 10 Underlying Obligors	
Obligor	7/31/2026 % of Total
TransDigm, Inc.	0.54%
Quikrete Holdings, Inc.	0.42%
Caesar's Entertainment, Inc.	0.42%
Virgin Media Bristol, LLC	0.42%
McAfee Corp.	0.41%
Ineos US Finance, LLC	0.39%
Hudson River Trading, LLC	0.39%
Clarios Global L.P.	0.38%
Acrisure, LLC	0.37%
Clydesdale Acquisition Holdings, Inc.	0.37%
Total	**4.09%**

1. Source: CLO trustee reports as reported by Intex.

OFS

Appendices

Experienced Leadership of OFS Capital Management

Experienced management team that has underwritten through multiple business cycles

The Senior Investment Team of OFS averages over 25 years of experience structuring and investing in CLOs, debt securities, and loans

Bilal Rashid	» President and Senior Managing Director of OFS Capital Management » Chairman, President and Chief Executive Officer of OCCI	» 30+ years of experience (15+ with OFS) » Formerly Head of Global Structured Credit At Merrill Lynch, which included CLO team » Actively involved in originating, structuring and managing CLOs throughout career
Glen Ostrander	» Managing Director of OFS Capital Management – Structured Credit Portfolio Manager	» 25+ years of experience (15+ with OFS) » Previously worked in Structured Credit group at Merrill Lynch » Actively involved in originating, structuring and managing CLOs throughout career
Ken Brown	» Managing Director of OFS Capital Management – Broadly Syndicated Loan Portfolio Manager	» 30+ years experience (15+ with OFS) » Previously Vice President at GE Antares Capital » Actively involved in managing CLOs since 2011

Condensed Balance Sheets

	As of				
	7/31/2026 (Unaudited)	4/30/2026 (Unaudited)	1/31/2026 (Unaudited)	10/31/2025 (Audited)	7/31/2025 (Unaudited)
Assets					
Investments, at fair value	$ 181,500,267	$ 197,361,071	$ 235,917,860	$ 256,537,117	$ 279,413,462
Cash and cash equivalents	7,779,807	2,334,934	7,082,187	13,506,490	7,332,005
Other assets	328,614	674,280	1,719,074	778,194	658,482
Total assets	$ 189,608,688	$ 200,370,285	$ 244,719,121	$ 270,821,801	$ 287,403,949
Liabilities					
Preferred stock, net	$ 88,479,412	$ 88,321,919	$ 114,117,461	$ 113,914,634	$ 113,711,807
Payable to advisor and affiliates	2,429,792	2,453,566	3,230,068	3,383,435	3,420,647
Other liabilities	650,700	560,600	611,000	500,428	242,000
Total liabilities	91,559,904	91,336,085	117,958,529	117,798,497	117,374,454
Net assets	98,048,784	109,034,200	126,760,592	153,023,304	170,029,495
Total liabilities and net assets	$ 189,608,688	$ 200,370,285	$ 244,719,121	$ 270,821,801	$ 287,403,949
Number of shares outstanding	29,492,216	29,314,350	29,088,071	28,025,822	27,716,012
Net asset value per share	$ 3.32	$ 3.72	$ 4.36	$ 5.46	$ 6.13
Preferred stock / net assets[1]	0.92x	0.82x	0.91x	0.76x	0.68x

1. Calculated on preferred stock principal.

Condensed Statements of Operations

OFS CREDIT

	Fiscal Quarter Ended (Unaudited)				
	7/31/2026	4/30/2026	1/31/2026	10/31/2025	7/31/2025
Investment income					
Interest income	$ 8,645,616	$ 9,202,393	$ 10,979,551	$ 11,973,551	$ 11,875,174
Expenses					
Interest expense	1,724,853	2,100,062	2,166,643	2,148,046	2,148,056
Incentive fee	1,058,191	1,094,930	1,369,623	1,552,386	1,512,696
Base management fees	830,539	878,973	1,072,324	1,188,531	1,263,086
Administration fees	328,962	258,539	387,106	319,774	402,998
Professional fees	241,902	252,312	273,838	256,544	270,419
Other general & administrative expenses	228,405	237,855	231,524	298,727	227,136
Total operating expenses	4,412,852	4,822,671	5,501,058	5,764,007	5,824,391
Net investment income	4,232,764	4,379,722	5,478,493	6,209,544	6,050,783
Net realized loss on investments	(2,379,240)	(7,491,118)	(611,927)	(831,438)	(1,934,404)
Net unrealized appreciation (depreciation) on investments	(8,910,758)	(8,976,648)	(26,560,624)	(14,445,640)	3,813,971
Net gain (loss) on investments	(11,289,998)	(16,467,766)	(27,172,551)	(15,277,078)	1,879,567
Loss on redemption of preferred stock	—	(13,360)	—	—	—
Net increase (decrease) in net assets resulting from operations	$ (7,057,234)	$ (12,101,404)	$ (21,694,058)	$ (9,067,534)	$ 7,930,350
Weighted average common shares outstanding	29,378,371	29,195,385	28,221,045	27,835,139	27,179,615
Earnings (loss) per common share					
Net investment income per common share	$ 0.14	$ 0.15	$ 0.19	$ 0.22	$ 0.22
Net gain (loss) per common share	(0.38)	(0.56)	(0.96)	(0.55)	0.07
Net income (loss) per common share	$ (0.24)	$ (0.41)	$ (0.77)	$ (0.33)	$ 0.29

Supplemental Schedule - Core Net Investment Income

We provide information relating to Core NII (a non-GAAP measure) on a supplemental basis. This measure is not provided as a substitute for GAAP NII, but in addition to it. Our non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core NII represents GAAP NII adjusted for differences in applicable cash distributions received on our CLO equity and equity-related investments that have not been optionally redeemed relative to income recognized in accordance with GAAP. OFS Capital Management, LLC, our investment adviser, uses this information in its internal analysis of results and believes that this information may be informative in gauging the quality of the Company's financial performance, identifying trends in its results, and providing meaningful period-to-period comparisons.

Income from investments in the "equity" class securities of CLO vehicles, for GAAP purposes, is recorded using the effective interest method; this is based on an estimated effective yield, at current amortized cost, to the expected redemption of the security utilizing assumed cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The result is an estimated effective yield for the investment in which the respective investment's cost basis is adjusted quarterly based on the difference between the actual cash received, or distributions entitled to be received, and the income recognized via the estimated effective yield calculation. Accordingly, investment income recognized on CLO equity and equity-related securities in the GAAP statement of operations differs from the cash distributions actually received by the Company during the period (referred to below as "CLO equity adjustments"). Therefore, management believes that Core NII may provide a useful indicator of distributable operating income, as this reflects a measure of potential cash availability, net of operating expenses, that could be utilized to cover distributions to common stockholders. We note that this non-GAAP measure has no bearing on the tax character of the common stock distributions made during the period, and future distributions are not guaranteed. A portion of current and future common stock distributions may consist of a return of capital for tax purposes. The actual tax character of our earnings cannot be finally determined until our tax return is prepared after the close of our taxable year.

The following table provides a reconciliation of GAAP NII to Core NII for the fiscal quarters ended July 31, 2026 and April 30, 2026 (unaudited):

	Fiscal Quarter Ended			
	July 31, 2026		April 30, 2026	
	Amount	Per Share	Amount	Per Share
Net investment income	$ 4,232,764	$ 0.14	$ 4,379,722	$ 0.15
CLO equity adjustments	2,066,595	0.07	1,103,694	0.04
Core net investment income	$ 6,299,359	$ 0.21	$ 5,483,416	$ 0.19